EXHIBIT 10.01

AMENDMENT NO. 2 TO SECURITIES EXCHANGE AGREEMENT

Amendment No. 2 (the “Amendment No. 2”), dated as of August 29, 2007, to the Securities Exchange Agreement (as amended by an Amendment dated as of July 30, 2007, the “Exchange Agreement”), dated as of April 30, 2007, entered into by and among RNS Software, Inc., a Nevada corporation (“RNS”), Livio Susin (“Susin”), Regena Therapeutics, Inc., a Delaware corporation (“Regena”), and the shareholders of Regena (“Regena Shareholders”).

WITNESSETH:

WHEREAS, RNS, Susin, Regena and the Regena Shareholders entered into the Exchange Agreement as of April 30, 2007; and

WHEREAS, RNS, Susin, Regena and the Regena Shareholders entered into an Amendment to the Exchange Agreement dated as of July 30, 2007; and

WHEREAS, each of RNS, Susin, Regena and the Regena Shareholders desire to further amend the Exchange Agreement for the reasons and in the manner hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged the parties hereto agree as follows:

1.

Section 2.1 of the Exchange Agreement is hereby amended by deleting the date August 31, 2007, in the second line thereof and inserting the date October 31, 2007.

2.

Upon execution of this Amendment No. 2, Regena agrees to pay to RNS an additional $25,000 non-refundable deposit (the “Deposit”), and the parties agree that the references in the Exchange Agreement to a $175,000 demand note in connection with the Redemption Agreement, and references in the Redemption Agreement to the amount of $175,000, shall be amended to $215,000, which includes the $5,000 amount set forth in the Amendment dated July 30, 2007, plus an additional $35,000 increase. Upon the occurrence of a Closing, the Deposit shall be applied against such $215,000 payment amount.

3.

Except as explicitly amended by this Amendment No. 2, all of the terms and conditions of the Exchange Agreement shall remain in full force and effect and the Exchange Agreement, as hereby amended, is ratified and affirmed.

4.

This Amendment No. 2 may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, each party hereto has caused this Amendment No. 2 to be duly executed as of the date first above written.

RNS SOFTWARE, INC.

By: /s/ Livio Susin

Name:

Livio Susin

Title:

President

REGENA THERAPEUTICS, INC.

By: /s/ Kurt A. Heiar

Name:

Kurt A. Heiar

Title:

CEO

RNS REDEEMED SHAREHOLDER

/s/ Livio Susin

Name:

Livio Susin

2189 West 2nd Avenue, Suite 11

Vancouver, BC V6K 1H7

REGENA SHAREHOLDERS

/s/ Kurt A. Heiar

Name:

Kurt A. Heiar

3661 Danielle Court NE

North Liberty, Iowa 52317

REGENACORP, INC.

       by

/s/ Frank A. Wingrove

Name:

Frank A. Wingrove

Title:

President

2501 N. Loop Drive

Ames, Iowa 50010